357 P-1 06/12

SUPPLEMENT DATED JUNE 8, 2012

 TO THE PROSPECTUS DATED FEBRUARY 1, 2012

OF

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

The prospectus is amended as follows:

I. The following is added to the "FUND SUMMARY" – "Principal Investment Strategies” section beginning on page 4:

The Board of Trustees of Franklin Strategic Mortgage Portfolio recently approved changes, described in greater detail below, which will be implemented on or about August 15, 2012, to the Fund’s investment policies and strategies to allow the Fund to take advantage of additional investment opportunities through access to a wider range of mortgage-related investments.  These strategic changes are consistent with the Fund’s current goal of seeking high total return relative to the performance of the general mortgage securities market, and will permit the Fund to expand its investments in: (1) non-agency mortgage securities; (2) non-investment grade (high-yield) mortgage securities; (3) non-U.S. dollar denominated mortgage securities; and (4) certain derivative instruments that could be used to assist the Fund in hedging its investments in, or gaining exposure to, the general mortgage securities market.  The Board also approved reducing the Fund’s current 20% of assets limitation on investments in foreign securities to 15%, and removing the separate 10% limitation on non-U.S. dollar denominated mortgage securities of non-U.S. issuers. By seeking incrementally greater returns through a wider range of mortgage investments, the Fund may be subject to certain greater risks, including increased credit, counterparty, currency and liquidity risks.  Overall, it is likely that the proposed changes will increase the volatility of the Fund’s returns, relative to the current portfolio and the Fund’s benchmark.

Effective on or about August 15, 2012, the Fund’s principal investment strategies will be as follows:

Under normal market conditions, the Fund invests at least 80% of its net assets in mortgage securities. The Fund invests substantially in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in "pools" of mortgage loans issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac.  These securities may be fixed-rate or adjustable-rate mortgage securities (ARMS). Government agency or instrumentality issues have different levels of credit support.

The Fund also invests in other types of mortgage securities including, but not limited to, certain ARMS, commercial mortgage-backed securities (CMBS), home equity loan asset-backed securities (HELs), manufactured housing asset-backed securities (MHs), and collateralized mortgage obligations (CMOs), as well as in other mortgage-related asset-backed securities. The Fund also may invest in U.S. Treasury securities.  The Fund may invest a small portion of its assets directly in mortgage loans.

The Fund may invest up to 15% of its assets in foreign securities, which may include non-U.S. dollar denominated foreign mortgage securities.  In addition, the Fund may invest up to 20% of its total assets in high-yield, lower-quality securities rated, at the time of purchase, below BBB by S&P®, or Baa by Moody’s, respectively, or, if unrated, deemed to be of comparable quality by the investment manager. The Fund may also invest up to 33% of its gross assets in mortgage dollar rolls and may buy securities on a "when-issued" or "delayed delivery" basis.

For purposes of pursuing its investment goal the Fund may enter into interest rate and credit related transactions involving certain derivative instruments, including interest rate and credit default swaps and U.S. Treasury futures contracts. The Fund may use these derivative instruments for hedging purposes or for other investment purposes, including to generate income, to increase liquidity and/or to gain exposure to certain instruments or markets in a more efficient or less expensive way.  The use of credit default swaps may allow the Fund to obtain net long or short exposure to select credit risks. The Fund may also enter into currency-related derivative transactions for hedging purposes, including currency forwards and currency swaps.

II. The following is added to the "FUND SUMMARY" - “Principal Risk” section immediately preceding the paragraph entitled “Foreign securities” on page 6:

High-Yield Mortgage Securities  Mortgage securities that are rated below investment grade, or unrated and deemed to be of comparable quality by the investment manager, involve greater credit risk with respect to the issuers of the mortgage securities and the borrowers in the underlying mortgages than higher-quality mortgage securities.  High-yield mortgage securities are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates.  The prices of high-yield mortgage securities generally fluctuate more than those of higher credit quality and are generally more illiquid (harder to sell) and harder to value.

III. The following is added to the "FUND DETAILS" - “Principal Investment Policies and Practices” section beginning on page 10:

On May 22, 2012, the Board of Trustees of Franklin Strategic Mortgage Portfolio approved changes to the Fund’s investment strategies to be implemented on or about August 15, 2012.  Once implemented, the Fund’s principal investment strategies will be as follows:

Under normal market conditions, the Fund invests at least 80% of its net assets in mortgage securities.  Shareholders will be given at least 60 days’ advance notice of any change to the 80% policy. The Fund invests substantially in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in “pools” of mortgage loans issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac.  These securities may be fixed-rate or adjustable-rate mortgage securities (ARMS).

Government agency or instrumentality issues have different levels of credit support. Ginnie Mae pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac, may be chartered by Acts of Congress, but their securities are neither issued nor guaranteed by the U.S. government. Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will continue to do so.  Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a risk of non-payment of principal and interest. For example, Fannie Mae and Freddie Mac pass-through mortgage certificates are backed by the credit of the respective instrumentality and are not guaranteed by the U.S. government. The U.S. Department of the Treasury, however, has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. Investors should remember that guarantees of timely repayment of principal and interest do not apply to the market prices and yields of the securities or to the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

The Fund also invests in other types of mortgage securities that may be issued or guaranteed by private issuers including, but not limited to, certain ARMS, commercial mortgage-backed securities (CMBS), home equity loan asset-backed securities (HELs), manufactured housing asset-backed securities (MHs), and collateralized mortgage obligations (CMOs), as well as in other mortgage-related asset-backed securities. The Fund also may invest in U.S. Treasury securities.  The Fund may invest a small portion of its assets directly in mortgage loans.

The Fund may invest up to 15% of its assets in foreign securities, which may include non-U.S. dollar denominated foreign mortgage securities.  In addition, the Fund may invest up to 20% of its total assets in high-yield, lower quality securities rated, at the time of purchase, below BBB by S&P®, or Baa by Moody’s, respectively, or, if unrated, deemed to be of comparable quality by the investment manager. In the event the rating of an issue is changed by the ratings service or the security goes into default, the Fund will consider that event in its evaluation of the overall investment merits of that security, but will not necessarily dispose of the security immediately.

The Fund may invest up to 33% of its gross assets in mortgage dollar rolls. In a mortgage dollar roll, the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities on a future date. During the period between a sale and repurchase, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund earns or loses money on a mortgage dollar roll from any difference between the sale price and the future purchase price.  In a sale and repurchase, the Fund also earns money on the interest earned on the cash proceeds of the initial sale. The Fund will invest only in covered mortgage dollar rolls, meaning that the Fund establishes a segregated account with liquid securities equal in value to the securities it will repurchase.

The Fund may buy securities on a "when-issued" or "delayed delivery" basis. This means that the securities will be paid for and delivered to the Fund at a future date, generally in 30 to 45 days.

For purposes of pursuing its investment goal, the Fund may enter into currency-related derivative transactions, including currency forwards and currency swaps. The Fund may also enter into interest rate and credit related derivative transactions including interest rate and credit default swaps and U.S. Treasury futures contracts. The Fund may use any of these derivative instruments for hedging purposes or for other investment purposes, including to generate income, to increase liquidity and/or to gain exposure to certain instruments or markets in a more efficient or less expensive way.  The use of credit default swaps may allow the Fund to obtain net long or short exposure to select credit risks. The Fund may also enter into currency-related derivative transactions for hedging purposes, including currency forwards and currency swaps.

By way of example, when used for hedging purposes, a forward contract or other currency-related derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency, or it may be used to hedge the Fund’s position by entering into a transaction on another currency expected to perform similarly to the currency of the security held or to be purchased (a “proxy hedge”). The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

A currency forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is typically individually negotiated and privately traded by currency traders and their customers in the interbank market.

A futures contract is a standard binding agreement between two parties to buy or sell a specified quantity of an underlying instrument or asset, such as a specific security or currency, at a specified price at a specified later date that trade on an exchange. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or interest rate. Although most futures contracts by their terms require the actual delivery or acquisition of the underlying instrument, some require cash settlement.

Swap agreements, such as currency, interest rate and credit default swaps, are contracts between the Fund and, typically, a brokerage firm, bank, or other financial institution (the swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments or currencies. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates. For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the then current market value of that debt obligation. By way of example, the investment manager might “buy” credit default swaps to help protect against the risk of default by the issuer of one or more debt securities held by the Fund. Alternatively, the investment manager may “sell” a credit default swap to gain exposure to an asset class more efficiently or less expensively than by purchasing the related debt security outright.

An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks). A currency swap is generally a contract between two parties to exchange one currency for another currency at the start of the contract and then exchange periodic floating or fixed rates during the term of the contract based upon the relative value differential between the two currencies.  Unlike other types of swaps, currency swaps typically involve the delivery of the entire principal (notional) amounts of the two currencies at the time the swap is entered into.

IV. In the "FUND DETAILS" - “Principal Risks” section, the paragraph entitled “Credit” beginning on page 13 is replaced by the following:

Credit

The Fund could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or in a security's or government's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer, may affect debt securities' value. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

Mortgage securities that are not issued by U.S. government agencies may have a greater risk of default because neither the U.S. government nor an agency or instrumentality have guaranteed them.  The credit quality of most asset-backed securities depends primarily on the credit quality of the underlying assets and the amount of credit support (if any) provided to the securities.  While securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government, not all securities of the various U.S. government agencies are, including those of Fannie Mae and Freddie Mac. Also guarantees of principal and interest do not apply to market prices, yields or the Fund’s share price. While the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

V. The following is added to the "FUND DETAILS" - “Principal Risk” section immediately preceding the paragraph entitled “Market” on page 14:

High-Yield Mortgage Securities

Certain mortgage securities may be rated below investment grade by Moody’s or S&P, or may be unrated and deemed to be of comparable quality by the investment manager.  These mortgage securities involve greater risk of a loss of some or all of the Fund's investment, or delays in the receipt of interest and principal payments, than higher-quality mortgage securities and are generally considered to be predominantly speculative.  Borrowers in the underlying mortgages of lower-rated or "high-yield" mortgage securities are generally not as strong financially as borrowers in the underlying mortgages of higher credit quality mortgage securities. Therefore, high-yield mortgage securities are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates that could affect the ability of the borrowers in the underlying mortgages to make interest and principal payments when due.  An unexpectedly high rate of default on the underlying mortgages may limit substantially the mortgage pool’s ability to make payments of principal or interest to the Fund, which may reduce the value of such mortgage securities or, in some cases, render them worthless.  In addition, the Fund is susceptible to the credit quality of the issuer of a mortgage security, which may not be as financially sound as an issuer of a higher-rated mortgage security.  If an issuer stops making interest and/or principal payments, or if the borrowers in the underlying mortgages default and the guarantees, if any, for the mortgage securities default or otherwise fail, payments on the securities may never resume. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

The prices of high-yield mortgage securities generally fluctuate more than higher-quality securities. Prices are especially sensitive to changes in the ratings assigned by rating agencies. High-yield mortgage securities are generally less liquid than higher-quality securities. These securities may not be registered for sale under the federal securities laws and/or may not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, high-yield mortgage securities generally pose greater illiquidity and valuation risks.

VI. In the "FUND DETAILS" - “Principal Risks” section, the paragraph entitled “Derivative Instruments” beginning on page 15 is replaced by the following:

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument or index and such derivative instruments often have risks similar to their underlying instrument in addition to other risks. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Their successful use will usually depend on the investment manager's ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction (particularly with respect to OTC instruments, such as swap agreements and forward currency contracts) does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the investment manager would otherwise have attempted to avoid. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund may use derivative strategies from time to time, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Please retain this supplement with your prospectus for reference.